Release Date:	July 6, 2026
IMMEDIATE
Moog Inc. Announces Election of Mr. Carl R. Christenson to Board of Directors

East Aurora, NY – Moog Inc. (NYSE: MOG.A and MOG.B), a worldwide designer, manufacturer and systems integrator of high-performance precision motion and fluid controls and control systems, announced today the election of Mr. Carl R. Christenson as a Class A director of the Company effective July 1, 2026, after the Company increased the size of the Board of Directors from nine to ten directors.

Mr. Christenson brings significant public company board and senior executive leadership experience. He has served on the Board of Directors of IDEX Corporation (NYSE: IEX) since 2019 and previously served as Chairman and Chief Executive Officer of Altra Industrial Motion Corp. from 2009 to 2023.

During his tenure at Altra, Mr. Christenson led strategic acquisitions and operational improvements that contributed to long-term growth and enhanced shareholder value. He brings deep experience in operations, manufacturing, mergers and acquisitions, and senior executive leadership, including roles at Altra, Kaydon Bearings Corporation and other manufacturing organizations.

“Carl is a highly accomplished leader with a proven track record of driving performance and innovation in complex, mission-critical applications,” said John Scannell, Non-Executive Chairman of the Board of Moog Inc. “His leadership experience at global organizations and his perspectives on growth will be valuable as Moog continues to execute on our strategy and create long-term value for our shareholders.”

“I’m honored to join Moog’s Board of Directors,” said Mr. Christenson. “Moog has a long history of technical expertise and delivering differentiated solutions across aerospace and defense and industrial markets. I look forward to contributing to the Company’s continued growth and strategic execution.”

About Moog Inc.
Moog is a worldwide designer, manufacturer, and systems integrator of high-performance precision motion and fluid controls and control systems. Moog’s high-performance systems control military and commercial aircraft, satellites, and space vehicles, launch vehicles, defense systems, missiles, automated industrial machinery, marine, and medical equipment.

Cautionary Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by words such as: “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume,” “assume” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology). These forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, are neither historical facts nor guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements.

Although it is not possible to create a comprehensive list of all factors that may cause our actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K
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and in our other periodic filings with the Securities and Exchange Commission (“SEC”) and include, but are not limited to, risks relating to: (i) our operation in highly competitive markets with competitors who may have greater resources than we possess; (ii) our operation in cyclical markets that are sensitive to domestic and foreign economic conditions and events; (iii) current and future geopolitical conditions and events, including wars, armed conflicts, sanctions, trade restrictions and related disruptions to global markets and supply chains; (iv) our heavy dependence on government contracts that may not be fully funded, delayed or terminated; (v) our ability to remediate the material weakness in internal control over financial reporting and maintain effective disclosure controls and procedures; (vi) supply chain constraints and inflationary impacts on prices for raw materials and components used in our products; (vii) failure of our subcontractors or suppliers to perform their contractual obligations; (viii) risks related to information systems interruptions, intrusions, cybersecurity threats or new software implementations; and (ix) our accounting estimates for over-time contracts and any changes we may need to make thereto. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. While we believe we have identified and discussed in our SEC filings the material risks affecting our business, there may be additional factors, risks and uncertainties not currently known to us or that we currently consider immaterial that may affect the forward-looking statements we make herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to update any forward-looking statement made in this press release, except as required by applicable law.

Contact:
Aaron Astrachan
Director, Investor Relations
716.687.4225

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